UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

Whitestone REIT
(Exact name of registrant as specified in charter)

Maryland	001-34855	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On May 30, 2017, Whitestone REIT (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the acquisition of BLVD Place, a property that meets the Company's Community Centered Property™ strategy, on May 26, 2017. On August 1, 2017, the Company filed an amendment (the “Form 8-K/A”) to the Original Form 8-K for the sole purpose of filing financial statements for the three months ended March 31, 2017 and year ended December 31, 2016 and pro forma financial information as of March 31, 2017 and for the three months ended March 31, 2017 and year ended December 31, 2016, as required by Item 9.01 of Form 8-K. This Current Report on Form 8-K is being filed for the sole purpose of filing pro forma financial information for the fiscal year ended December 31, 2017 and should be read in conjunction with the Original Form 8-K and the Form 8-K/A. After reasonable inquiry, the Company is not aware of any other material factors relating to BLVD Place that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01.     Financial Statements and Exhibits.

(b)	Pro Forma Financial Information. The following financial information is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Whitestone REIT

Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2017.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income.

(d)    Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Financial Information of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	May 17, 2018	By: /s/ David K. Holeman
Name: David K. Holeman Title: Chief Financial Officer